UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 31, 2022

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey 07083

(Address of principal executive offices) (Zip Code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	BBBY	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On August 31, 2022, the Company issued a press release which included certain preliminary financial results for its fiscal second quarter ended August 26, 2022. A copy of this press release is attached hereto as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2022, the Company announced that John Hartmann ceased serving as Chief Operating Officer, effective August 31, 2022.

Mr. Hartmann is eligible for separation payments and benefits provided upon a termination of employment without “cause” pursuant to his employment agreement and outstanding time- and performance-based restricted stock unit award agreements. Following his separation, Mr. Hartmann will continue to be subject to certain restrictive covenants, including non-competition and non-solicitation covenants.

Item 7.01	Regulation FD Disclosure.

On August 31, 2022, the Company published an Investor Presentation as noted in the press release described in Item 2.02 above. The Investor Presentation is attached hereto as Exhibit 99.2. Additionally, the Company has posted the Investor Presentation on the investor relations section of its website at www.bedbathandbeyond.com.

The information in this Current Report on Form 8-K (including the exhibits attached hereto) is being furnished under Items 2.02 and 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Investor Update

On August 31, 2022, as part of the Company’s press release and Investor Presentation described in items 2.02 and 7.01 above, the Company announced the following financial business and strategic updates:

Liquidity

The Company announced it has secured financing commitments for more than $500 million of new financing, including its newly expanded $1.13 billion asset-backed revolving credit facility (“ABL facility”) and a new $375 million “first-in-last-out” facility (“FILO facility”). The refinancing of the ABL Facility is being led by J.P. Morgan, and Sixth Street Partners is serving as the Lender and Agent for the Company’s FILO facility. The commitments are subject to customary closing conditions. There is no guarantee that the closing conditions will be satisfied, however, the Company anticipates that the closing and funding of the loans will occur imminently.

Preliminary financial update for quarter ended August 27, 2022

•	The Company provided an interim financial update for the second quarter of fiscal 2022 ended August 27, 2022:

•	Net Sales of approximately $1.45 billion

•	Comparable Sales decline of approximately 26% compared to the second quarter of fiscal 2021

•	Free Cash Flow usage of approximately $325 million

The Company has not yet completed its quarterly financial close and will provide its full financial results for the second quarter at a later time. Until that time, the preliminary results described in this report and the press release are estimates only and remain subject to change and finalization based on management’s ongoing review of results of the quarter and completion of all quarter-end close review process.

Cost Structure

•

The Company has begun implementing significant, additional SG&A reductions to right-size its cost structure. These reflect the Company’s immediate priorities of merchandising, inventory, and traffic and align with changes in store footprint, lower Owned Brands development and support, and deferral of longer-term strategic initiatives. Cost optimization plans include a reduction in force, including approximately 20% across corporate and supply chain.

•	The Company expects the actions announced today to reduce SG&A by approximately $250 million in fiscal 2022.

•

The Company has further reduced its plan for capital spending. In fiscal 2022, planned capital expenditures are now forecasted to be approximately $250 million, compared to the $400 million previously disclosed, and are expected to provide sufficient strategic investment in technology, digital capabilities and offerings, and store maintenance.

Real Estate and Store Fleet Optimization

•

The Company has commenced the closure of approximately 150 lower-producing Bed Bath & Beyond banner stores. The Company continues to evaluate its portfolio and leases, in addition to staffing, to ensure alignment with customer demand and go-forward strategy.

Merchandising and Inventory

•

The Company is adjusting merchandise allocations to lead with customer preference and bringing back popular national brands and introducing new, emerging direct-to-consumer brands. The Company is working quickly to increase its National Brands inventory where possible and increase inventory penetration by 20% over the long term.

•

The Company will be reducing the number of Owned Brands by discontinuing three of its nine labels (Haven™, Wild Sage™ and Studio 3B™). The breadth and depth of inventory across the Company’s six remaining Owned Brands (Simply Essential™, Nestwell™, Our Table™, Squared Away™, H for Happy™ and Everhome™) will be substantially reduced to 30% versus a current penetration of 50%.

Customer Engagement

•	Since launching nationally in June 2022, the Company’s cross-banner loyalty program, Welcome Rewards™ has seen strong momentum with one million new members, increasing enrollment by 20%.

Strategy Committee

•

Strategy Committee of the Board of Directors, with the assistance of independent strategic and financial advisors, has completed a comprehensive review of the inherent value for the Company’s buybuy BABY banner, which confirmed the banner’s strategic potential. The Board of Directors believes that at this time buybuy BABY has the potential to deliver greater value for the Company’s shareholders as part of the Bed Bath & Beyond Inc. portfolio. The Board of Directors and management team have identified several strategies to implement impactful, organic changes to accelerate further growth and unlock the brand’s full potential including building on its digital and registry platforms and addressable age groups. The Board of Directors’ Strategy Committee will continue to monitor the buybuy BABY business as it preserves optionality and future value creation.

CEO Search

•	As previously announced, the Company is continuing the search for its next Chief Executive Officer.

Other Matters

A putative securities class action and shareholder derivative action was filed on August 23, 2022 against the Company, Gustavo Arnal (the Company’s Chief Financial Officer), and certain third parties in the United States District Court for the District of Columbia. The case, which is captioned Si v. Bed Bath & Beyond Corp., et al., Case No. 2:22-cv-02541, asserts claims of breach of fiduciary duty, negligent misrepresentation, and violations of §§ 10(b) and 20(a) of the Exchange Act on behalf of a putative class of purchasers of our securities from March 25, 2022 through August 18, 2022. The Complaint alleges that certain of our disclosures about the Company’s revenue and proposed divestments, as well as other disclosures made by certain of our investors about their holdings, during the putative class period were materially false or misleading. The Company is in the early stages of evaluating the complaint, but based on current knowledge the Company believes the claims are without merit.

Non-GAAP Information

This report contains certain non-GAAP information, including Adjusted SG&A and Free Cash Flow. Non-GAAP information is intended to provide visibility into the Company’s core operations and excludes special items, including non-cash impairment charges related to certain store-level assets and tradenames, loss on sale of businesses, loss on the extinguishment of debt, charges recorded in connection with the restructuring and transformation initiatives, which includes accelerated markdowns and inventory reserves related to the planned assortment transition to Owned Brands and costs associated with store closures related to the Company’s fleet optimization and the income tax impact of these items. The Company’s definition and calculation of non-GAAP measures may differ from that of other companies. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported GAAP financial results. The Company is not providing a reconciliation of its forward looking quarter ended August 27, 2022 non-GAAP preliminary expected results or its fiscal year 2022 guidance with respect to Adjusted SG&A and Free Cash Flow because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation. As such, the Company cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 21E of the Exchange Act, including, but not limited to, our progress and anticipated progress towards our long-term objectives, as well as more generally the status of our future liquidity and financial condition and our outlook for our 2022 fiscal second quarter and 2022 fiscal year. Many of these forward-looking statements can be identified by use of words such as may, will, expect, anticipate, approximate, estimate, assume, continue, model, project, plan, goal, preliminary, and similar words and phrases, although the absence of those words does not necessarily mean that statements are not forward-looking. Our actual results and future financial condition may differ materially from those expressed in any such forward-looking statements as a result of many factors. Such factors include, without limitation: general economic conditions including the recent supply chain disruptions, labor shortages, wage pressures, rising inflation and the ongoing military conflict between Russia and Ukraine; challenges related to our relationships with our suppliers, including the failure of our suppliers to supply us with the necessary volume and type of products; the impact of cost-saving measures; our inability to generate sufficient cash to service all of our indebtedness or our ability to access additional capital; our inability to complete our expected credit financings; changes to our credit rating or the terms on which vendors or others will provide us credit; the impact of strategic changes, including the reaction of customers to such changes; a challenging overall macroeconomic environment and a highly competitive retailing environment; risks associated with the ongoing COVID-19 pandemic and the governmental responses to it, including its impacts across our businesses on demand and operations, as well as on the operations of our suppliers and other business partners, and the effectiveness of our and governmental actions taken in response to these risks; changing consumer preferences, spending habits and demographics; demographics and other macroeconomic factors that may impact the level of spending for the types of merchandise sold by us; challenges in executing our omni-channel and transformation strategy, including our ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets we serve; our ability to successfully execute our store fleet optimization strategies, including our ability to achieve anticipated cost savings and to not exceed anticipated costs; our ability to execute on any additional strategic transactions and realize the benefits of any acquisitions, partnerships, investments or divestitures; disruptions to our information technology systems, including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; damage to our reputation in any aspect of our operations; the cost of labor, merchandise, logistical costs and other costs and expenses; potential supply chain disruption due to trade restrictions or otherwise, and other factors such as natural disasters, pandemics, political instability, labor disturbances, product recalls, financial or operational instability of suppliers or carriers, and other items; inflation and the related increases in costs of materials, labor and other costs; inefficient management of relationships and dependencies on third-party service providers; our ability to attract and retain qualified employees in all areas of the organization; unusual weather patterns and natural disasters, including the impact of climate change; uncertainty and disruptions in financial markets; volatility in the price of our common stock and its effect, and the effect of other factors on our capital allocation strategy; changes to statutory, regulatory and other legal requirements or deemed noncompliance with such requirements; changes to accounting rules, regulations and tax laws, or new interpretations of existing accounting standards or tax laws; new, or developments in existing, litigation, claims or assessments; and a failure of our business partners to adhere to appropriate laws, regulations or standards. Except as required by law, we do not undertake any obligation to update our forward-looking statements. These statements are based on our management’s beliefs and assumptions, which in turn are based on currently available information. These assumptions could prove inaccurate.

Any forward-looking statement we make in this report or elsewhere speaks only as of the date on which we make it. The risks identified above are not exhaustive, and you should be aware that there may be other risks that could adversely affect our business and financial performance. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. In any event, these and other important factors may cause actual results to differ materially from those indicated by our forward-looking statements. We have no duty, and do not intend, to update or revise the forward-looking statements we make in this report or elsewhere, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that the future events or circumstances described in any forward-looking statement we make in this report or elsewhere might not occur.

Item 9.01	Financial Statements and Exhibits.

Other Events.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release issued by Bed Bath & Beyond Inc. on August 31, 2022.

99.2	Investor Presentation dated August 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: August 31, 2022	By:	/s/ Gustavo Arnal
Gustavo Arnal
Chief Financial Officer